UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22746

American Funds Inflation Linked Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: May 31, 2018

Steven I. Koszalka

American Funds Inflation Linked Bond Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Inflation Linked Bonds Fund® Semi-annual report for the six months ended May 31, 2018

Invest with the
goal of preserving
purchasing power.

American Funds Inflation Linked Bond Fund seeks to provide inflation protection and income consistent with investment in inflation linked securities.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, by Capital Group. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 2.50%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

Here are the total returns on a $1,000 investment with all distributions reinvested for the period ended June 30, 2018 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	Lifetime (since 12/14/12)

Reflecting 2.50% maximum sales charge	–1.23%	1.40%	–0.19%

The total annual fund operating expense ratio was 0.73% for Class A shares as of the prospectus dated February 1, 2018.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and expense reimbursements, without which results would have been lower.

The fund’s 30-day yield for Class A shares as of June 30, 2018, reflecting the 2.50% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 4.67%.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates. Inflation-linked bonds may experience greater losses than other debt securities with similar durations. There can be no assurance that the value of inflation-linked securities will be directly correlated to changes in interest rates. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Fellow investors:

Inflation showed signs of stirring and bond yields (which move inversely to prices) climbed during the first half of American Funds Inflation Linked Bond Fund’s fiscal year. Returns for inflation-linked bonds were fairly flat, and the fund generated a –0.24% return for the six months ended May 31, 2018.

Fund investors who reinvested dividends of just over 11 cents a share (paid in December 2017) earned an income return of 1.17%, the same as those who took dividends in cash. A capital gain of over 3 cents a share was also paid in December.

The unmanaged Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index — a measure of the market in which the fund primarily invests — rose

Results at a glance

For periods ended May 31, 2018, with all distributions reinvested

	Cumulative		Average annual
	total returns		total returns
	6 months	1 year	3 years	5 years	Lifetime (since 12/14/12)

American Funds Inflation Linked Bond Fund (Class A shares)	–0.24%	–0.24%	1.16%	0.95%	0.18%
Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index*	0.49	0.74	1.46	0.86	–0.06
Lipper Inflation Protected Bond Funds Average†	0.42	0.77	1.13	0.27	–0.46

*	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Bloomberg Barclays source: Bloomberg Index Services Ltd.
†	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Source: Thomson Reuters Lipper. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.

American Funds Inflation Linked Bond Fund	1

0.49%. The values of TIPS (issued by the United States Treasury Department) are directly linked to the U.S. Consumer Price Index (CPI) for All Urban Consumers.

The portfolio’s maturity profile detracted from results relative to the benchmark as yields for bonds of intermediate maturity rose more than yields for longer maturities. The fund’s investments in corporate bonds also detracted.

The Lipper Inflation Protected Bond Funds Average, a peer group measure, recorded a return of 0.42% for the same six-month period.

Market overview

Inflation-related data found a firmer footing following a period of weakness. Annualized core CPI — the inflation measure that strips out volatile food and energy prices — grew 0.3 in January 2018.

Wages and energy prices (two important causes of inflation) also set multi-year records. Specifically, wages grew 2.9% year-on-year in January — the quickest pace of growth since 2009. And, by May, oil prices had topped $70 a barrel for the first time since 2014.

Against this backdrop, inflation expectations picked up. For example, 10-year break-even inflation rates (the average inflation required over the life of a bond for TIPS and nominal Treasuries to generate the same total returns) climbed about 0.2 percentage points to 2.07%.

Inside the portfolio

As of May 31, 2018, 89.3% of the fund’s net assets were invested in inflation-linked government bonds, mostly U.S. TIPS. Corporate credits remain a small but meaningful part of the portfolio; overall exposure increased. Investment-grade corporate bonds accounted for 3.8% of the fund’s assets as of May 31.

Informed by deep insights from our macroeconomic and fundamental credit analysts, managers found a range of attractive opportunities during the preceding six months; these included investments in the bonds of health care and utilities firms. The portfolio’s relatively small exposure to non-U.S. bonds was adjusted in light of shifting relative value. Eurozone investments were added, while Japanese holdings were trimmed.

Consistent with the fund’s investment guidelines, we have made careful use of interest rate swaps. When used in conjunction with bonds, these financial instruments have, for example, helped the fund to gain more precisely targeted

2	American Funds Inflation Linked Bond Fund

exposures to inflation and interest rates. A complete list of fund holdings can be found beginning on page 4.

Looking forward

Shorter term bond yields have climbed lately and now better reflect an outlook in which the Fed continues to gradually raise interest rates for the next year or so. With yields close to levels not seen for a decade, it’s important to keep in mind that bond yields are still relatively low in historical terms and could remain so for some time.

The Fed is on track to raise the federal funds target rate by 0.25 percentage points as many as four times in 2018. The second hike happened in June — raising the rate to a range of 1.75% to 2.00%. Speaking immediately after the decision, Fed Chairman Jerome Powell said: “Most people who want to find jobs are finding them. Unemployment and inflation are low ... The overall outlook for growth remains favorable.”

The unemployment rate hit 3.8% in May 2018 — its lowest level since 2000. Although wage growth has remained patchy, a tight labor market should be supportive of core inflation over time. Firmer energy prices and the lagged impact of past dollar weakness on import costs also point to inflation that is stable to higher.

Against this backdrop, there’s a good chance that core inflation exceeds what the market has been anticipating. Put differently, TIPS appear to offer favorable upside potential in the near term. And as ever, an investment in this fund can play an important role for investors. It can act as a complement to other bond investments that may not hold up well in an inflationary environment — and provide diversification to equity-heavy portfolios.

We look forward to reporting to you again in six months’ time.

Cordially,

David A. Hoag

President

July 13, 2018

For current information about the fund, visit americanfunds.com.

American Funds Inflation Linked Bond Fund	3

Investment portfolio May 31, 2018	unaudited

Portfolio by type of security	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	90.51%
AAA/Aaa	.88
AA/Aa	.90
A/A	2.33
BBB/Baa	3.92
Short-term securities & other assets less liabilities	1.46
*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 98.54%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 90.51%
U.S. Treasury inflation-protected securities 87.87%
U.S. Treasury Inflation-Protected Security 1.875% 2019[1,2]	$31,788	$32,432
U.S. Treasury Inflation-Protected Security 1.375% 2020[1,2]	30,002	30,466
U.S. Treasury Inflation-Protected Security 0.125% 2021[1,2]	30,533	30,120
U.S. Treasury Inflation-Protected Security 0.625% 2021[1,2,3]	105,180	105,828
U.S. Treasury Inflation-Protected Security 1.125% 2021[1,2]	39,925	40,579
U.S. Treasury Inflation-Protected Security 0.125% 2022[1,2]	263,084	258,077
U.S. Treasury Inflation-Protected Security 0.125% 2022[1,2]	105,400	103,750
U.S. Treasury Inflation-Protected Security 0.125% 2022[1,2]	33,530	33,039
U.S. Treasury Inflation-Protected Security 0.125% 2023[1,2]	32,378	31,703
U.S. Treasury Inflation-Protected Security 0.375% 2023[1,2]	28,951	28,726
U.S. Treasury Inflation-Protected Security 0.125% 2024[1,2]	300,983	292,341
U.S. Treasury Inflation-Protected Security 0.625% 2024[1,2]	102,667	102,564
U.S. Treasury Inflation-Protected Security 0.25% 2025[1,2]	261,383	254,077
U.S. Treasury Inflation-Protected Security 0.375% 2025[1,2]	411,749	403,919
U.S. Treasury Inflation-Protected Security 2.375% 2025[1,2]	31,044	34,450
U.S. Treasury Inflation-Protected Security 0.125% 2026[1,2]	131,170	125,339
U.S. Treasury Inflation-Protected Security 0.625% 2026[1,2]	172,756	171,557

4	American Funds Inflation Linked Bond Fund

	Principal amount (000)		Value (000)
U.S. Treasury Inflation-Protected Security 2.00% 2026[1,2]		$130,754	$143,250
U.S. Treasury Inflation-Protected Security 0.375% 2027[1,2]		207,637	201,153
U.S. Treasury Inflation-Protected Security 0.375% 2027[1,2]		39,784	38,579
U.S. Treasury Inflation-Protected Security 2.375% 2027[1,2]		188,329	214,057
U.S. Treasury Inflation-Protected Security 0.50% 2028[1,2]		523,378	433,450
U.S. Treasury Inflation-Protected Security 1.75% 2028[1,2]		72,658	79,251
U.S. Treasury Inflation-Protected Security 2.50% 2029[1,2]		2,325	2,728
U.S. Treasury Inflation-Protected Security 2.125% 2040[1,2]		51,953	64,829
U.S. Treasury Inflation-Protected Security 2.125% 2041[1,2]		49,567	62,247
U.S. Treasury Inflation-Protected Security 0.75% 2042[1,2]		55,217	53,328
U.S. Treasury Inflation-Protected Security 0.625% 2043[1,2]		10,854	10,143
U.S. Treasury Inflation-Protected Security 1.375% 2044[1,2]		69,703	76,886
U.S. Treasury Inflation-Protected Security 0.75% 2045[1,2]		118,684	113,540
U.S. Treasury Inflation-Protected Security 1.00% 2046[1,2]		49,334	50,118
U.S. Treasury Inflation-Protected Security 0.875% 2047[1,2,3]		211,605	208,374
U.S. Treasury Inflation-Protected Security 1.00% 2048[1,2]		38,975	31,956
			3,862,856

U.S. Treasury 2.64%
U.S. Treasury 1.875% 2019		1,000	992
U.S. Treasury 2.875% 2025[2]		40,000	40,275
U.S. Treasury 2.75% 2028		65,560	64,950
U.S. Treasury 2.75% 2047		10,646	10,092
			116,309

Total U.S. Treasury bonds & notes			3,979,165

Bonds & notes of governments & government agencies outside the U.S. 3.81%
Colombia (Republic of) 5.00% 2045		600	580
European Stability Mechanism 2.125% 2022[4]		40,000	38,814
Italy (Republic of) 2.00% 2028		€41,131	44,749
Japan, Series 18, 0.10% 2024[1,2]		¥2,218,800	21,290
Japan, Series 20, 0.10% 2025[1,2]		4,275,500	41,260
Saudi Arabia (Kingdom of) 5.00% 2049[4]		$2,865	2,776
South Africa (Republic of), Series R-197, 5.50% 2023[1]	ZAR	707	65
United Kingdom 1.625% 2071		£9,200	12,899
Uruguay (Oriental Republic of) 8.50% 2028	UYU	172,200	5,049
			167,482

Corporate bonds & notes 3.81%
Energy 0.97%
Energy Transfer Partners, LP 5.40% 2047		$13,155	12,343
Kinder Morgan, Inc. 5.20% 2048		8,630	8,548
MPLX LP 4.00% 2028		2,430	2,354
MPLX LP 4.70% 2048		10,000	9,621
Petróleos Mexicanos 5.375% 2022		3,765	3,868
Petróleos Mexicanos 7.47% 2026	MXN	30	1
Petróleos Mexicanos 6.35% 2048[4]		$3,940	3,589
Sabine Pass Liquefaction, LLC 4.20% 2028		2,225	2,166
			42,490

American Funds Inflation Linked Bond Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Health care 0.94%
Becton, Dickinson and Co. 3.70% 2027	$11,810	$11,253
CVS Health Corp. 4.30% 2028	29,825	29,658
Pfizer Inc. (3-month USD-LIBOR + 0.30%) 2.425% 2018[5]	300	300
		41,211

Consumer staples 0.83%
Anheuser-Busch InBev NV 4.60% 2048	12,000	12,008
British American Tobacco PLC 4.54% 2047[4]	10,000	9,489
Maple Escrow 4.057% 2023[4]	10,650	10,723
Maple Escrow 5.085% 2048[4]	4,291	4,321
		36,541

Utilities 0.69%
Consumers Energy Co. 4.05% 2048	8,570	8,680
FirstEnergy Corp. 3.90% 2027	4,725	4,637
FirstEnergy Corp. 4.85% 2047	4,890	5,094
Great Plains Energy Inc. 4.20% 2048	2,425	2,415
Mississippi Power Co. 4.25% 2042	1,660	1,579
Virginia Electric and Power Co. 3.80% 2028	7,925	7,923
		30,328

Industrials 0.20%
General Dynamics Corp. 3.75% 2028	8,650	8,716

Telecommunication services 0.15%
Verizon Communications Inc. 4.50% 2033	7,000	6,879

Consumer discretionary 0.03%
Newell Rubbermaid Inc. 3.85% 2023	1,190	1,185

Total corporate bonds & notes		167,350

Municipals 0.27%
California 0.27%
City of South Pasadena, Water Rev. Ref. Bonds, Series 2016, BAM insured, 5.00% 2031	1,000	1,175
City of South Pasadena, Water Rev. Ref. Bonds, Series 2016, BAM insured, 5.00% 2032	2,140	2,507
City of South Pasadena, Water Rev. Ref. Bonds, Series 2016, BAM insured, 5.00% 2033	2,250	2,626
City of South Pasadena, Water Rev. Ref. Bonds, Series 2016, BAM insured, 5.00% 2034	2,365	2,749
City of South Pasadena, Water Rev. Ref. Bonds, Series 2016, BAM insured, 5.00% 2035	2,485	2,880
		11,937

Asset-backed obligations 0.14%
SLM Private Credit Student Loan Trust, Series 2008-9, Class A, (3-month USD-LIBOR + 1.50%) 3.860% 2023[2,5]	4,324	4,412
SLM Private Credit Student Loan Trust, Series 2010-1, Class A, (1-month USD-LIBOR + 0.40%) 2.360% 2025[2,5]	1,560	1,539
		5,951

Total bonds, notes & other debt instruments (cost: $4,372,299,000)		4,331,885

6	American Funds Inflation Linked Bond Fund

Short-term securities 0.71%	Principal amount (000)	Value (000)
Merck & Co. Inc. 1.79% due 6/4/2018[4]	$15,000	$14,997
Novartis Securities Investment Ltd. 1.75% due 6/1/2018[4]	16,500	16,499

Total short-term securities (cost: $31,498,000)		31,496
Total investment securities 99.25% (cost: $4,403,797,000)		4,363,381
Other assets less liabilities 0.75%		32,785

Net assets 100.00%		$4,396,166

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [6]	Value at 5/31/2018 (000) [7]	Unrealized appreciation (depreciation) at 5/31/2018 (000)
2 Year U.S. Treasury Note Futures	Long	7,164	October 2018	$1,432,800	$1,520,447	$3,660
5 Year Euro-Bobl Futures	Short	1,480	June 2018	(148,000)	(229,303)	(2,404)
5 Year U.S. Treasury Note Futures	Long	4,007	October 2018	400,700	456,360	3,605
10 Year Euro-Bund Futures	Short	128	June 2018	(12,800)	(24,262)	(198)
10 Year U.S. Treasury Note Futures	Long	3,048	September 2018	304,800	367,094	5,768
10 Year Ultra U.S. Treasury Note Futures	Long	675	September 2018	67,500	86,632	857
20 Year U.S. Treasury Bond Futures	Short	25	September 2018	(2,500)	(3,628)	6
30 Year Ultra U.S. Treasury Bond Futures	Short	2,107	September 2018	(210,700)	(336,067)	(675)
						$10,619

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 5/31/2018 (000)
USD14,646	SEK122,800	Goldman Sachs	6/5/2018	$717
USD2,289	SEK19,175	Bank of America, N.A.	6/5/2018	114
JPY2,110,000	USD19,737	Bank of America, N.A.	6/5/2018	(336)
USD17,093	EUR13,800	UBS AG	6/6/2018	953
USD12,050	JPY1,290,000	Citibank	6/6/2018	188
CAD64,104	USD50,695	Goldman Sachs	6/6/2018	(1,250)
USD10,982	CAD13,975	Citibank	6/7/2018	202
USD2,657	JPY285,000	Citibank	6/7/2018	36
JPY2,273,429	USD21,193	Citibank	6/7/2018	(286)
USD3,905	GBP2,875	JPMorgan Chase	6/11/2018	81
MXN78,709	USD4,003	Citibank	6/14/2018	(67)
USD36,274	EUR30,650	Bank of America, N.A.	6/18/2018	392
USD12,431	GBP9,200	Bank of America, N.A.	6/18/2018	189
AUD28,577	USD21,500	Morgan Stanley	6/18/2018	114
USD20,996	NOK173,462	Citibank	6/18/2018	(218)
NOK173,462	USD21,500	UBS AG	6/18/2018	(286)

American Funds Inflation Linked Bond Fund	7

Forward currency contracts (continued)

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 5/31/2018 (000)
USD15,859	CAD20,300	JPMorgan Chase	6/25/2018	$192
USD20,359	EUR17,250	UBS AG	6/25/2018	152
EUR17,292	GBP15,175	Citibank	6/25/2018	57
USD10,523	AUD13,900	Bank of America, N.A.	6/25/2018	10
EUR3,390	USD3,969	Bank of America, N.A.	6/25/2018	2
GBP14,918	EUR17,000	Citibank	6/25/2018	(56)
CAD26,335	USD20,579	Goldman Sachs	6/25/2018	(253)
USD20,255	EUR17,250	Citibank	6/27/2018	45
EUR6,745	USD7,898	Bank of America, N.A.	6/27/2018	4
USD19,044	EUR16,475	Bank of America, N.A.	6/27/2018	(258)
JPY2,787,459	USD25,591	Goldman Sachs	6/29/2018	87
USD4,496	JPY488,000	JPMorgan Chase	6/29/2018	1
MXN109,932	USD5,516	JPMorgan Chase	6/29/2018	(33)
USD18,562	GBP14,000	JPMorgan Chase	6/29/2018	(78)
USD22,007	EUR19,000	Citibank	6/29/2018	(258)
USD15,322	KRW16,369,550	JPMorgan Chase	7/3/2018	119
USD2,921	KRW3,120,000	Bank of America, N.A.	7/3/2018	23
				$299

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 5/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 5/31/2018 (000)
0.583%	SONIA	6/21/2018	£2,660,000	$246	$—	$246
1.2975%	3-month Canada BA	7/5/2018	C$956,439	(257)	—	(257)
1.54375%	3-month Canada BA	9/1/2018	530,000	(197)	—	(197)
1.76625%	3-month Canada BA	9/25/2018	322,350	(22)	—	(22)
1.9475%	U.S. EFFR	9/26/2018	$13,860,000	757	—	757
1.7725%	3-month Canada BA	9/26/2018	C$322,650	(18)	—	(18)
1.882%	U.S. EFFR	9/26/2018	$626,700	(29)	—	(29)
1.8975%	U.S. EFFR	9/26/2018	1,649,000	(37)	—	(37)
7.49%	28-day MXN-TIIE	1/21/2019	MXN3,040,000	(618)	—	(618)
7.46%	28-day MXN-TIIE	1/24/2019	1,725,000	(373)	—	(373)
7.51%	28-day MXN-TIIE	5/30/2019	1,454,000	(484)	—	(484)
(0.223)%	EONIA	2/1/2020	€207,000	413	—	413
(0.122)%	6-month EURIBOR	2/1/2020	207,000	223	—	223
(0.2305)%	EONIA	2/2/2020	408,000	753	—	753
2.5935%	3-month USD-LIBOR	3/29/2020	$100,000	(103)	—	(103)
U.S. EFFR	2.174%	4/4/2020	319,430	438	—	438
U.S. EFFR	2.19%	4/6/2020	211,400	228	—	228
7.14%	28-day MXN-TIIE	4/29/2020	MXN1,633,150	(1,489)	—	(1,489)
7.84%	28-day MXN-TIIE	5/8/2020	792,185	(225)	—	(225)
7.87%	28-day MXN-TIIE	5/8/2020	1,452,815	(373)	—	(373)
6.78%	28-day MXN-TIIE	7/6/2020	777,690	(1,031)	—	(1,031)
6.99%	28-day MXN-TIIE	6/17/2022	480,000	(850)	—	(850)
2.80%	3-month USD-LIBOR	9/2/2022	$280,000	(360)	—	(360)

8	American Funds Inflation Linked Bond Fund

Receive	Pay	Expiration date	Notional (000)	Value at 5/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 5/31/2018 (000)
2.75%	3-month USD-LIBOR	9/2/2022	$280,000	$(618)	$—	$(618)
1.9275%	U.S. EFFR	12/6/2022	585,000	(11,368)	—	(11,368)
2.5815%	U.S. EFFR	5/25/2023	362,000	3,102	—	3,102
1.5675%	3-month USD-LIBOR	8/17/2023	270,000	(6,287)	—	(6,287)
2.319%	3-month USD-LIBOR	6/15/2025	340,000	(8,678)	—	(8,678)
2.344%	3-month USD-LIBOR	9/25/2025	449,000	(10,911)	—	(10,911)
6-month JPY-LIBOR	0.228%	2/8/2026	¥4,250,000	(55)	—	(55)
3-month USD-LIBOR	1.567%	10/24/2026	$35,000	3,390	—	3,390
28-day MXN-TIIE	8.11%	1/11/2027	MXN800,000	(32)	—	(32)
28-day MXN-TIIE	8.135%	1/14/2027	453,000	(54)	—	(54)
0.8153%	6-month EURIBOR	4/28/2027	€53,000	52	—	52
3-month SEK-STIBOR	1.125%	4/28/2027	SKr505,000	(447)	—	(447)
28-day MXN-TIIE	7.625%	5/20/2027	MXN385,000	618	—	618
0.8518%	6-month EURIBOR	8/21/2027	€23,000	32	—	32
3-month SEK-STIBOR	1.215%	8/21/2027	SKr220,000	(316)	—	(316)
U.S. EFFR	2.045%	11/2/2027	$290,000	9,773	—	9,773
3-month USD-LIBOR	2.31613%	11/17/2027	78,700	3,636	—	3,636
2.925%	3-month USD-LIBOR	2/1/2028	56,200	(63)	—	(63)
2.91%	3-month USD-LIBOR	2/1/2028	70,300	(123)	—	(123)
2.908%	3-month USD-LIBOR	2/1/2028	70,300	(129)	—	(129)
2.92%	3-month USD-LIBOR	2/2/2028	53,200	(71)	—	(71)
3-month USD-LIBOR	2.494%	6/15/2030	180,000	6,907	—	6,907
3-month USD-LIBOR	2.97125%	9/2/2030	57,050	(83)	—	(83)
3-month USD-LIBOR	3.005%	9/2/2030	57,050	(244)	—	(244)
3-month USD-LIBOR	2.507%	9/25/2030	239,000	8,913	—	8,913
3-month USD-LIBOR	1.83%	8/17/2031	58,000	5,364	—	5,364
3-month USD-LIBOR	2.9625%	2/1/2038	42,100	137	—	137
3-month USD-LIBOR	2.963%	2/1/2038	42,200	136	—	136
3-month USD-LIBOR	2.986%	2/1/2038	33,900	56	—	56
3-month USD-LIBOR	2.967%	2/2/2038	32,800	97	—	97
U.S. EFFR	2.4615%	3/15/2048	20,500	(165)	—	(165)
U.S. EFFR	2.485%	3/15/2048	20,000	(261)	—	(261)
3-month USD-LIBOR	3.006%	3/23/2048	49,428	(1,089)	—	(1,089)
U.S. EFFR	2.47%	3/27/2048	20,000	(197)	—	(197)
3-month USD-LIBOR	2.848%	4/3/2048	50,000	560	—	560
3-month USD-LIBOR	2.8245%	4/4/2048	25,300	409	—	409
U.S. EFFR	2.40875%	4/13/2048	79,000	244	—	244
3-month USD-LIBOR	3.0745%	5/17/2048	24,300	(889)	—	(889)
U.S. EFFR	2.625%	5/25/2048	82,000	(3,526)	—	(3,526)
					$—	$(5,588)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 5/31/2018 (000)	Upfront payments (000)	Unrealized appreciation at 5/31/2018 (000)
CDX.NA.IG.30	1.00%/Quarterly	6/20/2023	$875,000	$(13,463)	$(15,474)	$2,011

American Funds Inflation Linked Bond Fund	9

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $81,693,000, which represented 1.86% of the net assets of the fund.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $101,208,000, which represented 2.30% of the net assets of the fund.
[5]	Coupon rate may change periodically.
[6]	Notional amount is calculated based on the number of contracts and notional contract size.
[7]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbols

AUD = Australian dollars

BA = Banker’s acceptances

CAD/C$ = Canadian dollars

EFFR = Federal Funds Effective Rate

EONIA = Euro Overnight Index Average

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

GBP/£ = British pounds

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

NOK = Norwegian kroner

Ref. = Refunding

Rev. = Revenue

SEK/SKr = Swedish kronor

SONIA = Sterling Overnight Interbank Average Rate

STIBOR = Stockholm Interbank Offered Rate

TIIE = Equilibrium Interbank Interest Rate

USD/$ = U.S. dollars

UYU = Uruguayan pesos

ZAR = South African rand

See Notes to Financial Statements

10	American Funds Inflation Linked Bond Fund

Financial statements

Statement of assets and liabilities at May 31, 2018	unaudited (dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $4,403,797)		$4,363,381
Cash		5,056
Cash denominated in currencies other than U.S. dollars (cost: $8,993)		8,924
Unrealized appreciation on open forward currency contracts		3,678
Receivables for:
Sales of investments	$13,025
Sales of fund’s shares	3,691
Closed forward currency contracts	1,027
Variation margin on futures contracts	1,655
Variation margin on swap contracts	3,669
Interest	12,308
Other	32	35,407
		4,416,446
Liabilities:
Unrealized depreciation on open forward currency contracts		3,379
Payables for:
Repurchases of fund’s shares	2,474
Closed forward currency contracts	138
Investment advisory services	1,060
Services provided by related parties	464
Trustees’ deferred compensation	7
Variation margin on futures contracts	7,653
Variation margin on swap contracts	5,100
Other	5	16,901
Net assets at May 31, 2018		$4,396,166

Net assets consist of:
Capital paid in on shares of beneficial interest		$4,412,684
Undistributed net investment income		54,172
Accumulated net realized loss		(37,572)
Net unrealized depreciation		(33,118)
Net assets at May 31, 2018		$4,396,166

See Notes to Financial Statements

American Funds Inflation Linked Bond Fund	11

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (456,303 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$609,388	63,499	$9.60
Class C	14,566	1,531	9.51
Class T	10	1	9.60
Class F-1	44,242	4,612	9.59
Class F-2	451,144	46,825	9.63
Class F-3	119,760	12,457	9.61
Class 529-A	21,269	2,215	9.60
Class 529-C	2,430	255	9.53
Class 529-E	730	76	9.56
Class 529-T	10	1	9.60
Class 529-F-1	3,892	405	9.62
Class R-1	339	35	9.56
Class R-2	3,082	325	9.48
Class R-2E	794	83	9.58
Class R-3	5,688	596	9.54
Class R-4	4,398	458	9.60
Class R-5E	1,116	116	9.61
Class R-5	2,163	224	9.64
Class R-6	3,111,145	322,589	9.64

See Notes to Financial Statements

12	American Funds Inflation Linked Bond Fund

Statement of operations for the six months ended May 31, 2018	unaudited (dollars in thousands)

Investment income:
Income:
Interest		$60,395
Fees and expenses*:
Investment advisory services	$6,015
Distribution services	1,051
Transfer agent services	561
Administrative services	923
Reports to shareholders	52
Registration statement and prospectus	455
Trustees’ compensation	13
Auditing and legal	9
Custodian	8
Other	60
Total fees and expenses before waivers/reimbursements	9,147
Less waivers/reimbursements of fees and expenses:
Investment advisory services waiver	7
Transfer agent services reimbursement	— †
Total fees and expenses after waivers/reimbursements		9,140
Net investment income		51,255

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments in unaffiliated issuers	(10,983)
Futures contracts	(2,339)
Forward currency contracts	(1,223)
Swap contracts	(12,769)
Currency transactions	197	(27,117)
Net unrealized (depreciation) appreciation on:
Investments in unaffiliated issuers	(40,909)
Futures contracts	8,964
Forward currency contracts	3,059
Swap contracts	2,162
Currency translations	(46)	(26,770)
Net realized loss and unrealized depreciation		(53,887)
Net decrease in net assets resulting from operations		$(2,632)

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
†	Amount less than one thousand.

See Notes to Financial Statements

American Funds Inflation Linked Bond Fund	13

Statements of changes in net assets

(dollars in thousands)

	Six months ended May 31, 2018*	Year ended November 30, 2017
Operations:
Net investment income	$51,255	$65,682
Net realized (loss) gain	(27,117)	4,237
Net unrealized depreciation	(26,770)	(16,329)
Net (decrease) increase in net assets resulting from operations	(2,632)	53,590

Dividends and distributions paid to shareholders:
Dividends from net investment income	(53,957)	(22,760)
Distributions from net realized gain on investments	(12,789)	—
Total dividends and distributions paid to shareholders	(66,746)	(22,760)

Net capital share transactions	714,033	1,643,644

Total increase in net assets	644,655	1,674,474

Net assets:
Beginning of period	3,751,511	2,077,037
End of period (including undistributed net investment income: $54,172 and $56,874, respectively)	$4,396,166	$3,751,511

*Unaudited.

See Notes to Financial Statements

14	American Funds Inflation Linked Bond Fund

Notes to financial statements	unaudited

1. Organization

American Funds Inflation Linked Bond Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide inflation protection and income consistent with investment in inflation linked securities.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 2.50%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C*	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C*	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class C, T, 529-C and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

American Funds Inflation Linked Bond Fund	15

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

16	American Funds Inflation Linked Bond Fund

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

American Funds Inflation Linked Bond Fund	17

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are

18	American Funds Inflation Linked Bond Fund

based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of May 31, 2018 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$3,979,165	$—	$3,979,165
Bonds & notes of governments & government agencies outside the U.S.	—	167,482	—	167,482
Corporate bonds & notes	—	167,350	—	167,350
Municipals	—	11,937	—	11,937
Asset-backed obligations	—	5,951	—	5,951
Short-term securities	—	31,496	—	31,496
Total	$—	$4,363,381	$—	$4,363,381

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$13,896	$—	$—	$13,896
Unrealized appreciation on open forward currency contracts	—	3,678	—	3,678
Unrealized appreciation on interest rate swaps	—	46,484	—	46,484
Unrealized appreciation on credit default swaps	—	2,011	—	2,011
Liabilities:
Unrealized depreciation on futures contracts	(3,277)	—	—	(3,277)
Unrealized depreciation on open forward currency contracts	—	(3,379)	—	(3,379)
Unrealized depreciation on interest rate swaps	—	(52,072)	—	(52,072)
Total	$10,619	$(3,278)	$—	$7,341

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

American Funds Inflation Linked Bond Fund	19

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

20	American Funds Inflation Linked Bond Fund

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject

American Funds Inflation Linked Bond Fund	21

to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as restricted cash pledged for futures contracts in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires.

22	American Funds Inflation Linked Bond Fund

Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $3,232,269,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $356,744,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and

American Funds Inflation Linked Bond Fund	23

liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $35,401,804,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses,

24	American Funds Inflation Linked Bond Fund

as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations. The average month-end notional amount of credit default swaps while held was $592,500,000.

The following tables present the financial statement impacts resulting from the fund’s use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps as of, or for the six months ended, May 31, 2018 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$13,896	Unrealized depreciation*	$3,277
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	3,678	Unrealized depreciation on open forward currency contracts	3,379
Forward currency	Currency	Receivables for closed forward currency contracts	1,027	Payables for closed forward currency contracts	138
Swaps	Interest	Unrealized appreciation*	46,484	Unrealized depreciation*	52,072
Swaps	Credit	Unrealized appreciation*	2,011	Unrealized depreciation*	—
			$67,801		$58,890

		Net realized loss		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(2,339)	Net unrealized appreciation on futures contracts	$8,964
Forward currency	Currency	Net realized loss on forward currency contracts	(1,223)	Net unrealized appreciation on forward currency contracts	3,059
Swaps	Interest	Net realized loss on swap contracts	(12,599)	Net unrealized depreciation on swap contracts	(3,007)
Swaps	Credit	Net realized loss on swap contracts	(170)	Net unrealized appreciation on swap contracts	5,169
			$(16,331)		$14,185

*	Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

American Funds Inflation Linked Bond Fund	25

Collateral — The fund participates in a collateral program that calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps. For futures contracts, interest rate swaps and credit default swaps, the program calls for the fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

26	American Funds Inflation Linked Bond Fund

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of May 31, 2018, if close-out netting was exercised (dollars in thousands):

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$737	$(594)	$(143)	$—	$—
Citibank	546	(546)	—	—	—
Goldman Sachs	804	(804)	—	—	—
JPMorgan Chase	551	(111)	(440)	—	—
Morgan Stanley	962	(138)	—	(824)	—
UBS AG	1,105	(286)	(819)	—	—
Total	$4,705	$(2,479)	$(1,402)	$(824)	$—
Liabilities:
Bank of America, N.A.	$594	$(594)	$—	$—	$—
Citibank	885	(546)	(81)	—	258
Goldman Sachs	1,503	(804)	(621)	—	78
JPMorgan Chase	111	(111)	—	—	—
Morgan Stanley	138	(138)	—	—	—
UBS AG	286	(286)	—	—	—
Total	$3,517	$(2,479)	$(702)	$—	$336

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended May 31, 2018, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

American Funds Inflation Linked Bond Fund	27

Non-U.S. taxation — Interest income is recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of November 30, 2017, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$63,644
Post-October capital loss deferral*	4,995

*	This deferral is considered incurred in the subsequent year.

As of May 31, 2018, the tax basis unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Gross unrealized appreciation on investments	$86,274
Gross unrealized depreciation on investments	(121,675)
Net unrealized depreciation on investments	(35,401)
Cost of investments	4,421,597

28	American Funds Inflation Linked Bond Fund

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

Share class	Six months ended May 31, 2018		Year ended November 30, 2017
Class A	$8,189		$2,813
Class B1			—
Class C	107		51
Class T2	—	[3]	—
Class F-1	785		232
Class F-2	6,106		2,414
Class F-3[4]	1,850		—
Class 529-A	256		84
Class 529-B1			—
Class 529-C	7		11
Class 529-E	9		3
Class 529-T2	—	[3]	—
Class 529-F-1	40		9
Class R-1	2		—	[3]
Class R-2	18		7
Class R-2E	9		6
Class R-3	46		21
Class R-4	53		17
Class R-5E	23		—	[3]
Class R-5	25		4
Class R-6	49,221		17,088
Total	$66,746		$22,760

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.360% on the first $500 million of daily net assets and decreasing to 0.260% on such assets in excess of $2.5 billion. On March 5, 2018, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2018, decreasing the annual rate to 0.250% on daily net assets in excess of $4 billion. CRMC voluntarily reduced investment advisory services fees to the approved rate in advance of the effective date. For the six months

American Funds Inflation Linked Bond Fund	29

ended May 31, 2018, total investment advisory services fees waived by CRMC were $7,000. As a result, the fee of $6,015,000 shown on the statement of operations was reduced to $6,008,000, both of which were equivalent to an annualized rate of 0.290% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.50	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of May 31, 2018, unreimbursed expenses subject to reimbursement totaled $201,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

30	American Funds Inflation Linked Bond Fund

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the six months ended May 31, 2018, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$860	$278		$29		Not applicable
Class C	73	7		4		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	59	30		12		Not applicable
Class F-2	Not applicable	203		101		Not applicable
Class F-3	Not applicable	21		27		Not applicable
Class 529-A	15	8		5		$6
Class 529-C	12	1		1		1
Class 529-E	2	—	*	—	*	—	*
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	1		1		1
Class R-1	1	—	*	—	*	Not applicable
Class R-2	10	4		1		Not applicable
Class R-2E	2	1		—	*	Not applicable
Class R-3	12	3		1		Not applicable
Class R-4	5	2		1		Not applicable
Class R-5E	Not applicable	1		—	*	Not applicable
Class R-5	Not applicable	—	*	—	*	Not applicable
Class R-6	Not applicable	1		740		Not applicable
Total class-specific expenses	$1,051	$561		$923		$8

*	Amount less than one thousand.

American Funds Inflation Linked Bond Fund	31

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $13,000 in the fund’s statement of operations reflects $13,000 in current fees (either paid in cash or deferred) and a net increase of less than $1,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the six months ended May 31, 2018.

32	American Funds Inflation Linked Bond Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Six months ended May 31, 2018

Class A	$145,340	15,161	$8,106		844		$(67,573)	(7,052)	$85,873	8,953
Class C	3,926	412	107		11		(3,710)	(390)	323	33
Class T	—	—	—		—		—	—	—	—
Class F-1	12,334	1,283	785		82		(16,875)	(1,769)	(3,756)	(404)
Class F-2	165,782	17,247	6,103		633		(53,912)	(5,620)	117,973	12,260
Class F-3	36,340	3,788	1,750		182		(15,477)	(1,616)	22,613	2,354
Class 529-A	8,043	838	256		26		(2,693)	(279)	5,606	585
Class 529-C	640	68	7		1		(1,237)	(129)	(590)	(60)
Class 529-E	203	21	9		1		(83)	(9)	129	13
Class 529-T	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	1,910	199	39		4		(357)	(37)	1,592	166
Class R-1	161	16	1		—	[2]	(3)	— [2]	159	16
Class R-2	1,266	133	18		2		(538)	(56)	746	79
Class R-2E	32	4	9		1		(44)	(5)	(3)	— [2]
Class R-3	2,495	261	46		5		(526)	(55)	2,015	211
Class R-4	1,701	177	53		5		(522)	(54)	1,232	128
Class R-5E	149	15	23		2		(389)	(40)	(217)	(23)
Class R-5	899	94	25		3		(156)	(17)	768	80
Class R-6	518,891	53,675	49,220		5,106		(88,541)	(9,235)	479,570	49,546
Total net increase (decrease)	$900,112	93,392	$66,557		6,908		$(252,636)	(26,363)	$714,033	73,937

See next page for footnotes.

American Funds Inflation Linked Bond Fund	33

	Sales[1]			Reinvestments of dividends				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2017

Class A	$384,562	39,675		$2,749		289		$(126,211)	(12,992)	$261,100	26,972
Class B3	18	2		—		—		(78)	(8)	(60)	(6)
Class C	10,430	1,086		51		5		(6,187)	(643)	4,294	448
Class T4	10	1		—		—		—	—	10	1
Class F-1	44,555	4,595		232		24		(24,736)	(2,556)	20,051	2,063
Class F-2	261,258	26,806		2,300		241		(133,871)	(13,730)	129,687	13,317
Class F-3[5]	109,880	11,269		—		—		(11,397)	(1,166)	98,483	10,103
Class 529-A	10,518	1,085		84		9		(2,632)	(271)	7,970	823
Class 529-B3	2	—	[2]	—		—		(22)	(2)	(20)	(2)
Class 529-C	2,003	209		11		1		(902)	(94)	1,112	116
Class 529-E	410	43		2		—	[2]	(50)	(5)	362	38
Class 529-T4	10	1		—		—		—	—	10	1
Class 529-F-1	1,850	190		9		1		(345)	(35)	1,514	156
Class R-1	62	7		—	[2]	—	[2]	(8)	(1)	54	6
Class R-2	1,678	175		7		1		(468)	(49)	1,217	127
Class R-2E	237	24		6		1		(52)	(6)	191	19
Class R-3	2,612	271		21		2		(1,402)	(146)	1,231	127
Class R-4	2,029	209		17		2		(549)	(56)	1,497	155
Class R-5E	2,053	211		—		—		(720)	(73)	1,333	138
Class R-5	1,518	156		4		—	[2]	(523)	(54)	999	102
Class R-6	1,115,702	114,440		17,088		1,791		(20,181)	(2,068)	1,112,609	114,163
Total net increase (decrease)	$1,951,397	200,455		$22,581		2,367		$(330,334)	(33,955)	$1,643,644	168,867

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.
[5]	Class F-3 shares began investment operations on January 27, 2017.

34	American Funds Inflation Linked Bond Fund

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $414,607,000 and $297,647,000, respectively, during the six months ended May 31, 2018.

10. Ownership concentration

At May 31, 2018, three shareholders held more than 10% of the fund’s outstanding shares. The three shareholders were American Funds 2020 Target Date Retirement Fund, American Funds 2025 Target Date Retirement Fund and American Funds 2030 Target Date Retirement Fund, with aggregate ownership of the fund’s outstanding shares of 19%, 18% and 14%, respectively. CRMC is the investment adviser to the three target date funds.

American Funds Inflation Linked Bond Fund	35

Financial highlights

		(Loss) income from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations
Class A:
5/31/2018[4,5]	$9.77	$.10	$(.13)	$(.03)
11/30/2017	9.70	.19	(.03)	.16
11/30/2016	9.45	.13	.24	.37
11/30/2015	9.70	.09	(.21)	(.12)
11/30/2014	9.30	.13	.27	.40
11/30/2013[4,10]	10.00	(.03)	(.67)	(.70)
Class C:
5/31/2018[4,5]	9.64	.07	(.13)	(.06)
11/30/2017	9.60	.11	(.02)	.09
11/30/2016	9.39	.06	.24	.30
11/30/2015[4,11]	9.67	.03	(.31)	(.28)
Class T:
5/31/2018[4,5]	9.78	.11	(.12)	(.01)
11/30/2017[4,13]	9.70	.15	(.07)	.08
Class F-1:
5/31/2018[4,5]	9.76	.09	(.11)	(.02)
11/30/2017	9.70	.19	(.04)	.15
11/30/2016	9.45	.18	.19	.37
11/30/2015[4,11]	9.67	.02	(.24)	(.22)
Class F-2:
5/31/2018[4,5]	9.81	.12	(.13)	(.01)
11/30/2017	9.73	.22	(.04)	.18
11/30/2016	9.47	.18	.21	.39
11/30/2015[4,11]	9.67	.18	(.38)	(.20)
Class F-3:
5/31/2018[4,5]	9.80	.12	(.14)	(.02)
11/30/2017[4,14]	9.66	.20	(.06)	.14

36	American Funds Inflation Linked Bond Fund

Dividends and distributions							Ratio of		Ratio of
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		expenses to average net assets before waivers/ reimburse- ments		expenses to average net assets after waivers/ reimburse- ments[3]		Ratio of net income (loss) to average net assets[3]
$(.11)	$(.03)	$(.14)	$9.60	(.24)%[6]	$609		.72%[7]		.72%[7]		2.19%[7]
(.09)	—	(.09)	9.77	1.64	533		.73		.73		1.96
(.04)	(.08)	(.12)	9.70	3.94	267		.75		.74		1.31
(.08)	(.05)	(.13)	9.45	(1.25)	89		.80		.79		.99
— [8]	—	— [8]	9.70	4.32 [9]	3		.42	[9]	.42	[9]	1.39	[9]
—	—	—	9.30	(7.00)[6,9]	3		.61	[7,9]	.43	[7,9]	(.36)[7,9]

(.04)	(.03)	(.07)	9.51	(.51)[6]	15		1.47	[7]	1.47	[7]	1.38	[7]
(.05)	—	(.05)	9.64	.90	15		1.48		1.48		1.19
(.01)	(.08)	(.09)	9.60	3.15	10		1.49		1.48		.60
—	—	—	9.39	(2.90)[6]	3		1.55	[7]	1.54	[7]	.34	[7]

(.14)	(.03)	(.17)	9.60	.00 [6,9]	—	[12]	.48	[7,9]	.48	[7,9]	2.34	[7,9]
—	—	—	9.78	.82 [6,9]	—	[12]	.46	[7,9]	.46	[7,9]	2.29	[7,9]

(.12)	(.03)	(.15)	9.59	(.12)[6]	44		.74	[7]	.74	[7]	1.97	[7]
(.09)	—	(.09)	9.76	1.57	49		.75		.75		1.95
(.04)	(.08)	(.12)	9.70	3.93	29		.70		.70		1.82
—	—	—	9.45	(2.27)[6]	2		.81	[7]	.81	[7]	.29	[7]

(.14)	(.03)	(.17)	9.63	(.02)[6]	451		.47	[7]	.47	[7]	2.55	[7]
(.10)	—	(.10)	9.81	1.88	339		.49		.49		2.21
(.05)	(.08)	(.13)	9.73	4.16	207		.46		.46		1.86
—	—	—	9.47	(2.07)[6]	18		.55	[7]	.55	[7]	2.18	[7]

(.14)	(.03)	(.17)	9.61	(.04)[6]	120		.40	[7]	.40	[7]	2.52	[7]
—	—	—	9.80	1.45 [6]	99		.38	[7]	.38	[7]	2.45	[7]

See end of table for footnotes.

American Funds Inflation Linked Bond Fund	37

Financial highlights (continued)

		(Loss) income from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations
Class 529-A:
5/31/2018[4,5]	$9.77	$.11	$(.13)	$(.02)
11/30/2017	9.71	.19	(.04)	.15
11/30/2016	9.45	.14	.25	.39
11/30/2015[4,11]	9.67	.08	(.30)	(.22)
Class 529-C:
5/31/2018[4,5]	9.62	.06	(.12)	(.06)
11/30/2017	9.60	.11	(.04)	.07
11/30/2016	9.39	.05	.24	.29
11/30/2015[4,11]	9.67	.03	(.31)	(.28)
Class 529-E:
5/31/2018[4,5]	9.73	.09	(.13)	(.04)
11/30/2017	9.68	.17	(.04)	.13
11/30/2016	9.43	.07	.28	.35
11/30/2015[4,11]	9.67	.09	(.33)	(.24)
Class 529-T:
5/31/2018[4,5]	9.78	.11	(.13)	(.02)
11/30/2017[4,13]	9.70	.14	(.06)	.08
Class 529-F-1:
5/31/2018[4,5]	9.80	.13	(.15)	(.02)
11/30/2017	9.73	.21	(.05)	.16
11/30/2016	9.47	.14	.24	.38
11/30/2015[4,11]	9.67	.10	(.30)	(.20)
Class R-1:
5/31/2018[4,5]	9.70	.07	(.13)	(.06)
11/30/2017	9.63	.10	(.02)	.08
11/30/2016	9.42	.04	.25	.29
11/30/2015[4,11]	9.67	.07	(.32)	(.25)

38	American Funds Inflation Linked Bond Fund

Dividends and distributions							Ratio of		Ratio of
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		expenses to average net assets before waivers/ reimburse- ments		expenses to average net assets after waivers/ reimburse- ments[3]		Ratio of net income (loss) to average net assets[3]
$(.12)	$(.03)	$(.15)	$9.60	(.11)%[6]	$21		.68%[7]		.68%[7]		2.33%[7]
(.09)	—	(.09)	9.77	1.58	16		.72		.72		1.97
(.05)	(.08)	(.13)	9.71	4.10	8		.65		.64		1.44
—	—	—	9.45	(2.27)[6]	3		.74	[7]	.73	[7]	.97	[7]

—	(.03)	(.03)	9.53	(.49)[6]	3		1.53	[7]	1.53	[7]	1.34	[7]
(.05)	—	(.05)	9.62	.79	3		1.54		1.54		1.13
—	(.08)	(.08)	9.60	3.09	2		1.53		1.53		.48
—	—	—	9.39	(2.90)[6]	1		1.62	[7]	1.60	[7]	.35	[7]

(.10)	(.03)	(.13)	9.56	(.24)[6]	1		.97	[7]	.97	[7]	1.97	[7]
(.08)	—	(.08)	9.73	1.35	1		.99		.99		1.73
(.02)	(.08)	(.10)	9.68	3.75	—	[12]	.97		.97		.77
—	—	—	9.43	(2.48)[6]	—	[12]	1.04	[7]	1.03	[7]	1.10	[7]

(.13)	(.03)	(.16)	9.60	(.03)[6,9]	—	[12]	.52	[7,9]	.52	[7,9]	2.30	[7,9]
—	—	—	9.78	.82 [6,9]	—	[12]	.50	[7,9]	.50	[7,9]	2.25	[7,9]

(.13)	(.03)	(.16)	9.62	(.06)[6]	4		.52	[7]	.52	[7]	2.62	[7]
(.09)	—	(.09)	9.80	1.72	2		.53		.53		2.20
(.04)	(.08)	(.12)	9.73	4.09	1		.55		.55		1.46
—	—	—	9.47	(2.07)[6]	—	[12]	.64	[7]	.63	[7]	1.27	[7]

(.05)	(.03)	(.08)	9.56	(.58)[6]	—	[12]	1.49	[7]	1.50	[7]	1.58	[7]
(.01)	—	(.01)	9.70	.83 [9]	—	[12]	1.55	[9]	1.54	[9]	1.07	[9]
—	(.08)	(.08)	9.63	3.08 [9]	—	[12]	1.50	[9]	1.49	[9]	.39	[9]
—	—	—	9.42	(2.58)[6,9]	—	[12]	1.41	[7,9]	1.41	[7,9]	.86	[7,9]

See end of table for footnotes.

American Funds Inflation Linked Bond Fund	39

Financial highlights (continued)

		(Loss) income from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations
Class R-2:
5/31/2018[4,5]	$9.62	$.08		$(.14)	$(.06)
11/30/2017	9.59	.12		(.03)	.09
11/30/2016	9.41	.06		.23	.29
11/30/2015[4,11]	9.67	(.04)		(.22)	(.26)
Class R-2E:
5/31/2018[4,5]	9.73	.08		(.12)	(.04)
11/30/2017	9.71	.14		(.03)	.11
11/30/2016	9.46	.17		.19	.36
11/30/2015[4,11]	9.67	.04		(.25)	(.21)
Class R-3:
5/31/2018[4,5]	9.70	.10		(.14)	(.04)
11/30/2017	9.65	.16		(.03)	.13
11/30/2016	9.43	.09		.25	.34
11/30/2015[4,11]	9.67	.02		(.26)	(.24)
Class R-4:
5/31/2018[4,5]	9.77	.11		(.13)	(.02)
11/30/2017	9.70	.19		(.03)	.16
11/30/2016	9.45	.13		.24	.37
11/30/2015[4,11]	9.67	.04		(.26)	(.22)
Class R-5E:
5/31/2018[4,5]	9.79	.10		(.12)	(.02)
11/30/2017	9.70	.20		(.03)	.17
11/30/2016	9.45	.12		.27	.39
11/30/2015[4,15]	9.43	—	[8]	.02	.02
Class R-5:
5/31/2018[4,5]	9.82	.12		(.13)	(.01)
11/30/2017	9.73	.24		(.05)	.19
11/30/2016	9.47	.14		.26	.40
11/30/2015[4,11]	9.67	.10		(.30)	(.20)

40	American Funds Inflation Linked Bond Fund

Dividends and distributions							Ratio of		Ratio of
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		expenses to average net assets before waivers/ reimburse- ments		expenses to average net assets after waivers/ reimburse- ments[3]		Ratio of net income (loss) to average net assets[3]
$(.05)	$(.03)	$(.08)	$9.48	(.49)%[6]	$3		1.41%[7]		1.41%[7]		1.61%[7]
(.06)	—	(.06)	9.62	.90	2		1.41		1.41		1.28
(.03)	(.08)	(.11)	9.59	3.12	1		1.49		1.49		.62
—	—	—	9.41	(2.69)[6,9]	—	[12]	1.59	[7,9]	1.58	[7,9]	(.51)[7,9]
(.08)	(.03)	(.11)	9.58	(.44)[6]	1		1.19	[7]	1.19	[7]	1.64	[7]
(.09)	—	(.09)	9.73	1.16	1		1.21		1.21		1.40
(.03)	(.08)	(.11)	9.71	3.88	1		.95		.94		1.79
—	—	—	9.46	(2.17)[6,9]	—	[12]	.74	[7,9]	.72	[7,9]	.51	[7,9]
(.09)	(.03)	(.12)	9.54	(.29)[6]	6		1.00	[7]	1.00	[7]	2.07	[7]
(.08)	—	(.08)	9.70	1.40	4		.99		.99		1.68
(.04)	(.08)	(.12)	9.65	3.59	2		1.01		1.01		.92
—	—	—	9.43	(2.48)[6]	1		1.17	[7]	1.16	[7]	.20	[7]
(.12)	(.03)	(.15)	9.60	(.12)[6]	4		.71	[7]	.71	[7]	2.36	[7]
(.09)	—	(.09)	9.77	1.64	3		.72		.72		1.98
(.04)	(.08)	(.12)	9.70	3.99	2		.69		.69		1.37
—	—	—	9.45	(2.27)[6]	—	[12]	.79	[7]	.79	[7]	.46	[7]
(.13)	(.03)	(.16)	9.61	(.04)[6]	1		.52	[7]	.52	[7]	2.13	[7]
(.08)	—	(.08)	9.79	1.78	1		.50		.50		2.08
(.06)	(.08)	(.14)	9.70	4.16	—	[12]	.60		.60		1.21
—	—	—	9.45	.21 [6]	—	[12]	.02	[6]	.02	[6]	(.03)[6]
(.14)	(.03)	(.17)	9.64	(.08)[6]	2		.42	[7]	.42	[7]	2.50	[7]
(.10)	—	(.10)	9.82	1.95	2		.44		.44		2.43
(.06)	(.08)	(.14)	9.73	4.21	—	[12]	.46		.46		1.45
—	—	—	9.47	(2.07)[6]	—	[12]	.52	[7]	.52	[7]	1.22	[7]

See end of table for footnotes.

American Funds Inflation Linked Bond Fund	41

Financial highlights (continued)

		(Loss) income from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations
Class R-6:
5/31/2018[4,5]	$9.82	$.12		$(.13)	$(.01)
11/30/2017	9.74	.22		(.04)	.18
11/30/2016	9.47	.15		.26	.41
11/30/2015	9.69	.03		(.12)	(.09)
11/30/2014	9.29	.13		.27	.40
11/30/2013[4,16]	9.33	—	[8]	(.04)	(.04)

	Six months ended May 31,	Year ended November 30				For the period 12/14/2012 to
	2018[4,5,6]	2017	2016	2015	2014	11/30/2013[4,6,10]
Portfolio turnover rate for all share classes	36%	123%	295%	801%	923%	543%

See Notes to Financial Statements

42	American Funds Inflation Linked Bond Fund

Dividends and distributions							Ratio of		Ratio of
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)	expenses to average net assets before waivers/ reimburse- ments		expenses to average net assets after waivers/ reimburse- ments[3]		Ratio of net income (loss) to average net assets[3]
$(.14)	$(.03)	$(.17)	$9.64	.06%[6]		$3,111	.37%[7]		.37%[7]		2.53%[7]
(.10)	—	(.10)	9.82	1.89		2,682	.38		.38		2.29
(.06)	(.08)	(.14)	9.74	4.33		1,547	.39		.39		1.53
(.08)	(.05)	(.13)	9.47	(.95)		1,072	.48		.46		.36
— [8]	—	— [8]	9.69	4.33		521	.46		.46		1.34
—	—	—	9.29	(.43	)6	204	.03	[6]	.03	[6]	—	[6,17]

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from CRMC. During the periods shown, CRMC reduced fees for investment advisory services and/or reimbursed a portion of transfer agent services fees for some share classes.
[4]	Based on operations for a period that is less than a full year.
[5]	Unaudited.
[6]	Not annualized.
[7]	Annualized.
[8]	Amount less than $.01.
[9]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[10]	For the period December 14, 2012, commencement of operations, through November 30, 2013.
[11]	This share class began investment operations on January 23, 2015.
[12]	Amount less than $1 million.
[13]	Class T and 529-T shares began investment operations on April 7, 2017.
[14]	Class F-3 shares began investment operations on January 27, 2017.
[15]	Class R-5E shares began investment operations on November 20, 2015.
[16]	Class R-6 shares were offered beginning November 1, 2013.
[17]	Amount less than .01%.

American Funds Inflation Linked Bond Fund	43

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (December 1, 2017, through May 31, 2018).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

44	American Funds Inflation Linked Bond Fund

	Beginning account value 12/1/2017	Ending account value 5/31/2018	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$997.63	$3.59	.72%
Class A – assumed 5% return	1,000.00	1,021.34	3.63	.72
Class C – actual return	1,000.00	994.94	7.31	1.47
Class C – assumed 5% return	1,000.00	1,017.60	7.39	1.47
Class T – actual return	1,000.00	999.98	2.39	.48
Class T – assumed 5% return	1,000.00	1,022.54	2.42	.48
Class F-1 – actual return	1,000.00	998.80	3.69	.74
Class F-1 – assumed 5% return	1,000.00	1,021.24	3.73	.74
Class F-2 – actual return	1,000.00	999.75	2.34	.47
Class F-2 – assumed 5% return	1,000.00	1,022.59	2.37	.47
Class F-3 – actual return	1,000.00	999.60	1.99	.40
Class F-3 – assumed 5% return	1,000.00	1,022.94	2.02	.40
Class 529-A – actual return	1,000.00	998.89	3.39	.68
Class 529-A – assumed 5% return	1,000.00	1,021.54	3.43	.68
Class 529-C – actual return	1,000.00	995.05	7.61	1.53
Class 529-C – assumed 5% return	1,000.00	1,017.30	7.70	1.53
Class 529-E – actual return	1,000.00	997.58	4.83	.97
Class 529-E – assumed 5% return	1,000.00	1,020.09	4.89	.97
Class 529-T – actual return	1,000.00	999.70	2.59	.52
Class 529-T – assumed 5% return	1,000.00	1,022.34	2.62	.52
Class 529-F-1 – actual return	1,000.00	999.45	2.59	.52
Class 529-F-1 – assumed 5% return	1,000.00	1,022.34	2.62	.52
Class R-1 – actual return	1,000.00	994.21	7.46	1.50
Class R-1 – assumed 5% return	1,000.00	1,017.45	7.54	1.50
Class R-2 – actual return	1,000.00	995.05	7.01	1.41
Class R-2 – assumed 5% return	1,000.00	1,017.90	7.09	1.41
Class R-2E – actual return	1,000.00	995.65	5.92	1.19
Class R-2E – assumed 5% return	1,000.00	1,019.00	5.99	1.19
Class R-3 – actual return	1,000.00	997.12	4.98	1.00
Class R-3 – assumed 5% return	1,000.00	1,019.95	5.04	1.00
Class R-4 – actual return	1,000.00	998.81	3.54	.71
Class R-4 – assumed 5% return	1,000.00	1,021.39	3.58	.71
Class R-5E – actual return	1,000.00	999.61	2.59	.52
Class R-5E – assumed 5% return	1,000.00	1,022.34	2.62	.52
Class R-5 – actual return	1,000.00	999.23	2.09	.42
Class R-5 – assumed 5% return	1,000.00	1,022.84	2.12	.42
Class R-6 – actual return	1,000.00	1,000.58	1.85	.37
Class R-6 – assumed 5% return	1,000.00	1,023.09	1.87	.37

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

American Funds Inflation Linked Bond Fund	45

Approval of Investment Advisory and Service Agreement

American Funds Inflation Linked Bond Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through April 30, 2019. The agreement was amended to add an additional advisory fee breakpoint if and when the fund’s net assets exceed $4 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing inflation protection and income consistent with investment in inflation linked securities. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through October 31, 2017. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The

46	American Funds Inflation Linked Bond Fund

board and the committee reviewed the fund’s investment results measured against the Lipper Inflation Protected Bond Funds Average and the Bloomberg Barclays U.S. TIPS Index. They noted the fund’s short history and reviewed the results for the one-year, three-year and lifetime periods. They noted that the investment results of the fund generally compared favorably to the results of these indexes. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees were slightly higher than the median of the other funds in the Lipper Inflation Protected Bond Funds category, though expenses generally compared favorably to the median of the others in the category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase, as well as CRMC’s agreement to an additional breakpoint in the fund’s advisory fee schedule. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

American Funds Inflation Linked Bond Fund	47

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of any economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

48	American Funds Inflation Linked Bond Fund

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American Funds Inflation Linked Bond Fund	49

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50	American Funds Inflation Linked Bond Fund

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American Funds Inflation Linked Bond Fund	51

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
Bank of New York Mellon
One Wall Street
New York, NY 10286

Counsel
Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

52	American Funds Inflation Linked Bond Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

American Funds Inflation Linked Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Inflation Linked Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2018, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

American Funds from Capital Group

The Capital Advantage®

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record

Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 77% of 10-year periods and 80% of 20-year periods.2 Fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2017.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2017. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 71% of the time, based on the 20-year period ended December 31, 2017, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	Effective May 28, 2018, the American Funds Inflation Linked Bond Fund’s investment adviser implemented a new fixed income order management, trading, and compliance system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the American Funds Inflation Linked Bond Fund’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS INFLATION LINKED BOND FUND

By /s/ David A. Hoag
David A. Hoag, President and Principal Executive Officer

Date: July 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ David A. Hoag
David A. Hoag, President and Principal Executive Officer

Date: July 31, 2018

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: July 31, 2018